Computation of Basic and Diluted Loss Per Ordinary Share (Detail) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net loss attributable to Acorn International, Inc. shareholders from operations-basic and diluted	$ (44,328,912)	$ (39,895,878)	$ (17,926,074)
Denominator:
Weighted average ordinary shares outstanding-basic and diluted	82,690,613	84,115,169	89,965,979
Loss per ordinary share:
Basic and diluted	$ (0.54)	$ (0.47)	$ (0.20)